                     Indenture Supplemental

                               TO

                   Mortgage and Deed of Trust
                  (Dated as of October 1, 1938)

                           Executed by

                       OHIO POWER COMPANY

                               TO

                         CHEMICAL BANK,
                                               As Trustee







                   Dated as of October 1, 1993


                $25,000,000 First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                6.00% Series due November 1, 2003



                $25,000,000 First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                7.10% Series due November 1, 2023




                       TABLE OF CONTENTS
                                                             Page

Parties                                                         1
Recitals                                                        1
  Execution of Original Indenture                               1
  Termination of Individual Trustee                             2
  Acquisition of property rights and property                   2
  Provision for issuance of bonds in one or more series         2
  Issuance of First Mortgage Bonds                              3
  Creation of new First Mortgage Bonds of the 48th Series       3
  Creation of new First Mortgage Bonds of the 49th Series       4
  Compliance with legal requirements                            4
  Granting Clauses                                              4
  Appurtenances, etc.                                           5
  Habendum                                                      6
  Grant in Trust                                                6

Sec. 1.   Supplement to Original Indenture by addition          6
            of new Section 20VV thereto

Sec. 2.   Supplement to Original Indenture by addition          9
            of New Section 20WW thereto

Sec. 3.   Supplement to Original Indenture by addition         12
            of new Article IIIAAAA thereto

Sec. 4.   Supplement to Original Indenture by addition         12
            of new Article IIIAAAB thereto

Sec. 5.   Provision for record date for meetings of            13
            bondholders

Sec. 6.   Original Indenture and the Fourth 1993
            Supplemental Indenture same instrument             13

Sec. 7.   Limitation of rights                                 13

Sec. 8.   Execution of Counterparts                            14

Testimonium                                                    14

Signatures and Seals                                           14

Acknowledgments                                                16

Schedule I                                                    I-1

Schedule II                                                  II-1



     SUPPLEMENTAL INDENTURE, dated as of the 1st day of October, 1993, made and entered into by and between Ohio Power Company, a corporation of the State of Ohio, the corporate title of which was, prior to July 16, 1954, The Ohio Power Company (hereinafter sometimes called the Company), party of the first part, and Chemical Bank, a corporation of the State of New York having its principal office in the County of New York, State of New York, successor by merger to Manufacturers Hanover Trust Company, successor by merger to The Hanover Bank, the corporate title of which was, prior to June 30, 1951, Central Hanover Bank and Trust Company (hereinafter sometimes called the Corporate Trustee or Trustee), as Trustee, party of the second part;

     Whereas, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated as of October 1, 1938, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1941, a Supplemental Mortgage and Deed of Trust, dated as of April 1, 1944, a Supplemental Mortgage and Deed of Trust, dated as of April 1, 1947, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1948, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1951, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1953, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1954, a Supplemental Mortgage and Deed of Trust, dated as of February 1, 1955, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1955, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1956, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1957, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1959, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1965, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1966, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1967, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1968, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1969, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1969, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1970, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1971, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1971, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1972, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1972, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1973, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1974, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1974, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1975, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1976, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1976, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1977, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1978, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1979, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1982, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1983, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 1, 1983, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1988, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1990, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1993 and an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1993 (which Mortgage and Deed of Trust, as amended and supplemented by said Indentures Supplemental to Mortgage and Deed of Trust, is hereinafter called the Original Indenture), to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Original Indenture has conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Original Indenture; and

     Whereas, effective April 13, 1988, pursuant to Section 106A of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title and interest in and to the trust estate, and without appointment of a new trustee as successor to said Individual Trustee, all the right, title and powers of the Trustees thereupon devolved upon the Corporate Trustee and its successors alone; and

     Whereas, in addition to the property described in the Original Indenture, the Company has acquired certain property rights and property hereinafter described and has covenanted in Section 42 of the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to make subject to the lien thereof any property thereafter acquired and intended to be subject to such lien; and

     Whereas, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate of interest, the date or dates of maturity, the dates for the payment of interest, the terms of optional redemption and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture, bonds of currently outstanding series entitled and designated as hereinafter set forth, in the respective aggregate principal amounts indicated:

                                                       Principal
               Series                                   Amount

First Mortgage Bonds, 5% Series due 1996             $ 50,000,000
First Mortgage Bonds, 6-1/2% Series due 1997           50,000,000
First Mortgage Bonds, 6-3/4% Series due 1998           60,000,000
First Mortgage Bonds, 7-3/4% Series due 1999           70,000,000
First Mortgage Bonds, 7-5/8% Series due 2002           25,000,000
First Mortgage Bonds, 7-3/4% Series due 2002           25,000,000
First Mortgage Bonds, 8-3/8% Series due 2003           40,000,000
First Mortgage Bonds, 9% Series due 2007               40,000,000
First Mortgage Bonds, 9-7/8% Series due 2020           50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 9.625% Series due June 1, 2021        50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.10% Series due February 15, 2002 50,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.80% Series due February 10, 2022 50,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.25% Series due March 15, 2002       50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.75% Series due June 1, 2022         50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.75% Series due April 1, 2003        40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.75% Series due April 1, 2023        40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.875% Series due June 1, 2003        40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.85% Series due June 1, 2023         40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.55% Series due October 1, 2003 40,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.375% Series due October 1, 2023     40,000,000
and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.00% Series due November 1, 2003" (hereinafter sometimes referred to as the "bonds of the 48th Series"); and

     Whereas, each of the bonds of the 48th Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "Fourth 1993 Supplemental Indenture"); and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.10% Series due November 1, 2023" (hereinafter sometimes referred to as the "bonds of the 49th Series"); and

     Whereas, each of the bonds of the 49th Series is to be substantially in the form set forth in Schedule II to the Fourth
1993 Supplemental Indenture; and

     Whereas, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and

     Whereas, all conditions and requirements necessary to make this Fourth 1993 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

     Now, therefore, this Indenture Witnesseth:

     That Ohio Power Company, in consideration of the premises and of the purchase and acceptance of the bonds by the holders thereof and of the sum of One Dollar ($1) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, receipt whereof is hereby acknowledged, and in order to secure the payment both of the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this Fourth 1993 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this Fourth 1993 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has bargained, granted, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth bargain, grant, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Chemical Bank, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all of the property and interests in property, including all the electric generating plants of the Company, all the electric transmission lines of the Company and related equipment, all electric distribution systems and related equipment, all electric substations, switching stations and sites, all office buildings, service buildings, garages, and related facilities, all facilities for the handling and storage of fuel including coal handling and related facilities, and all other real property of the Company and all interests therein of every nature and description (except such property as is hereinafter expressly excepted from the lien and operation of this Fourth 1993 Supplemental Indenture) constructed or otherwise acquired by the Company and not heretofore described in the Original Indenture and not heretofore released from the lien of the Original Indenture, together with all and singular tenements, hereditaments and appurtenances, whatsoever belonging or in any wise appertaining to the aforesaid property or a part thereof; and the reversion and reversions, remainder and remainders, and (subject to the provisions of Section 57 of the Original Indenture) the incomes, rents, issues and profits thereof, and of every part and parcel thereof; and all of the estate, right, title, interest, property, claim and demand of every nature and kind whatsoever of the Company at law, in equity or otherwise howsoever, of, in and to the same and every part and parcel thereof.

     Also, the Company's interest in any other property, real, personal and mixed (except such property as is hereinafter expressly excepted from the lien and operation of this Fourth 1993 Supplemental Indenture) of whatsoever kind and character and all appurtenances thereto, including (but without limiting the generality of the foregoing) all and singular its corporate, municipal and other franchises, permits, ordinances, consents, privileges, immunities and licenses of every kind, description and character.

     It is hereby agreed by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinafter expressly excepted) shall be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

     Provided that the following are not and are not intended to be bargained, granted, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this Fourth 1993 Supplemental Indenture, viz.: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not hereinafter or in the Original Indenture specifically pledged, or deposited or delivered hereunder or thereunder, or hereinafter or therein covenanted so to be;
(2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) all judgments, accounts and choses in action, the proceeds of which the Company is not obligated as hereinafter provided or as provided in the Original Indenture to deposit with the Trustee hereunder or thereunder, and all contracts, leases and operating agreements not hereinafter specifically pledged, or deposited or delivered hereunder or under the Original Indenture, or hereinafter or in the Original Indenture covenanted so to be; and (4) all electric energy and other material or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and this Fourth 1993 Supplemental Indenture in the above subdivisions
(2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Original Indenture, by reason of the occurrence of a completed default, as defined in said Article XII.

     To have and to hold all such properties, real, personal and mixed, bargained, granted, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust.

     Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances", in so far as the same may attach to any of the property embraced herein.

     In trust nevertheless, upon the terms and trusts in the Original Indenture and in this Fourth 1993 Supplemental Indenture set forth, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, or any of them, in accordance with the terms of the Original Indenture and of this Fourth 1993 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any others thereof by reason of priority in the time of issue or negotiation thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this Fourth 1993 Supplemental Indenture.

     And this Indenture further Witnesseth:

     That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, as follows:

     Section 1. The Original Indenture is hereby supplemented by adding immediately after Section 20UU, a new Section 20VV, as follows:

          Section 20VV. The Company hereby creates a forty-eighth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.00% Series due November 1, 2003" (herein called bonds of the 48th Series). The form of the bonds of the 48th Series shall be substantially as set forth in Schedule I to the Fourth 1993 Supplemental Indenture.

          Bonds of the 48th Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the 48th Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of April and October of each year (commencing April 1, 1994) and on their maturity date.

          The person in whose name any bond of the 48th Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 48th Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the 48th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 48th Series shall be the registered holders of such bonds of the 48th Series (or any bond or bonds issued, directly or after intermediate transactions upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this
     Section 20VV, and in the form of the bonds of the 48th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) applicable to the bonds of the 48th Series, shall mean the March 20 next preceding an April 1 interest payment date or the September 20 next preceding an October 1 interest payment date, as the case may be, or, if such March 20 or September 20 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 48th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 48th Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the 48th Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 48th Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 48th Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 48th Series (the "Original Issue Date"), or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date (other than interest payable upon redemption) and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the April 1 or October 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the 48th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 48th Series.

          The Bonds of the 48th Series are redeemable in accordance with Article X of this Indenture and as further set forth in the form of the bond contained in Schedule I to the Fourth
     1993 Supplemental Indenture.

          The Company shall not be required to make transfers or exchanges of the bonds of the 48th Series for a period of eleven days next preceding any selection of bonds of the 48th Series to be redeemed or to make transfers or exchanges of any bonds of the 48th Series designated in whole or in part for redemption. Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 48th Series for a period of eleven days next preceding any interest payment date.

          Registered bonds of the 48th Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the 48th Series may be exchanged for a like aggregate principal amount of registered bonds of the 48th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may designate.

     Section 2. The Original Indenture is hereby supplemented by adding immediately after Section 20VV, a new Section 20WW, as follows:

          Section 20WW. The Company hereby creates a forty-ninth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.10% Series due November 1, 2023" (herein called bonds of the 49th Series). The form of the bonds of the 49th Series shall be substantially as set forth in Schedule II to the Fourth 1993 Supplemental Indenture.

          Bonds of the 49th Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the 49th Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of April and October of each year (commencing April 1, 1994) and on their maturity date.

          The person in whose name any bond of the 49th Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 49th Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the 49th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 49th Series shall be the registered holders of such bonds of the 49th Series (or any bond or bonds issued, directly or after intermediate transactions upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this
     Section 20WW, and in the form of the bonds of the 49th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) applicable to the bonds of the 49th Series, shall mean the March 20 next preceding an April 1 interest payment date or the September 20 next preceding an October 1 interest payment date, as the case may be, or, if such March 20 or September 20 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 49th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 49th Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the 49th Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 49th Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 49th Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 49th Series (the "Original Issue Date"), or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date (other than interest payable upon redemption) and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the April 1 or October 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the 49th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 49th Series.

          The Bonds of the 49th Series are redeemable in accordance with Article X of this Indenture and as further set forth in the form of the bond contained in Schedule II to the Fourth
     1993 Supplemental Indenture.

          The Company shall not be required to make transfers or exchanges of the bonds of the 49th Series for a period of eleven days next preceding any selection of bonds of the 49th Series to be redeemed or to make transfers or exchanges of any bonds of the 49th Series designated in whole or in part for redemption. Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 49th Series for a period of eleven days next preceding any interest payment date.

          Registered bonds of the 49th Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the 49th Series may be exchanged for a like aggregate principal amount of registered bonds of the 49th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may designate.

     Section 3. The Original Indenture is hereby supplemented by adding thereto the following new Article IIIAAAA, to be added after
Article IIIAAZ of the Original Indenture:

                         ARTICLE IIIAAAA

          Initial Issuance of Bonds of the 48th Series.

     Section 21AAAA. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 48th Series in an aggregate principal amount not exceeding $25,000,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing or recording of the Fourth 1993 Supplemental Indenture except to the extent required by subdivision
(9) of Section 28 of this Indenture).

     Section 4. The Original Indenture is hereby supplemented by adding thereto the following new Article IIIAAAB, to be added after
Article IIIAAAA of the Original Indenture:

                         ARTICLE IIIAAAB

          Initial Issuance of Bonds of the 49th Series.

     Section 21AAAB. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 49th Series in an aggregate principal amount not exceeding $25,000,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing or recording of the Fourth 1993 Supplemental Indenture except to the extent required by subdivision
(9) of Section 28 of this Indenture).

     Section 5. At any meeting of bondholders held as provided for in Article XVIII of the Original Indenture at which holders of bonds of the 48th Series or of the 49th Series are entitled to vote, all holders of bonds of the 48th Series or of the 49th Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondholders of the 48th Series or of the 49th Series shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of holders of bonds of the 48th Series or of the 49th Series entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the 48th Series or of the 49th Series at the meeting, shall be entitled to receive notice of such meeting.

     Section 6. As supplemented by this Fourth 1993 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Fourth 1993 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the 48th Series and the 49th Series are the original debt secured by this Fourth 1993 Supplemental Indenture and the Original Indenture, and this Fourth 1993 Supplemental Indenture and the Original Indenture shall be, and be deemed to be, the original lien instrument securing the bonds of the 48th Series and the 49th Series.

     Section 7. Nothing in this Fourth 1993 Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than the holders of bonds issued under the Original Indenture and this Fourth 1993 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provisions of the Original Indenture or of this Fourth 1993 Supplemental Indenture.

     Section 8. This Fourth 1993 Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, Ohio Power Company, party of the first part, has caused this instrument to be signed in its name and behalf by its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and Chemical Bank, the party hereto of the second part, in token of its acceptance of the trust hereby created, has caused this instrument to be signed in its name and behalf by a Vice President, and its corporate seal to be hereunto affixed and attested by a Trust Officer. Executed and delivered in The City of New York, New York, as of the day and year first above written.

                              Ohio Power Company
[Seal]

                               /s/ B. M. Barber
                                (B. M. Barber)
Attest:                       Assistant Treasurer


           /s/ Jeffrey D. Cross
          (Jeffrey D. Cross)
          Assistant Secretary

Signed, sealed, acknowledged and delivered by Ohio Power Company in the presence of:


           /s/ A. A. Pena
            (A. A. Pena)


          /s/ John M. Adams, Jr.
           (John M. Adams, Jr.)

[Seal]
                              Chemical Bank


                               /s/ W. B. Dodge
                                (W. B. Dodge)
                                 Vice President
Attest:


   /s/ G. John Kirsch
   (G. John Kirsch)
    Trust Officer

Signed, sealed, acknowledged and delivered by Chemical Bank in the presence of:


   /s/ Bruce Zydel
   (Bruce Zydel)


  /s/ Philip G. Thorogood
  (Philip G. Thorogood)


               This instrument was prepared by JEFFREY D. CROSS, 1 Riverside Plaza, Columbus, Ohio 43215




State of Ohio       }
County of Franklin, }   ss:


     On this 5th day of October, 1993, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. BARBER and JEFFREY D. CROSS, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of OHIO POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

     In Witness Whereof, I have hereunto set my hand and notarial seal this 5th day of October, 1993.

[Notarial Seal]

                               /s/ Mary M. Soltesz
                               Mary M. Soltesz
                               Notary Public, State of Ohio
                        My Commission Expires July 13, 1994




State of New York   }
County of New York, }  ss:

     Be it remembered, that on this 6th day of October, 1993, personally appeared before me the undersigned, a Notary Public within and for said County and State, CHEMICAL BANK, one of the corporations named in and which executed the foregoing instrument, by W. B. Dodge, one of its Vice Presidents, and by G. John Kirsch, one of its Trust Officers, to me known and known by me to be such Vice President and Trust Officer, respectively, who severally duly acknowledged the signing and sealing of the foregoing instrument to be their free act and voluntary deed, and the free act and voluntary deed of each of them as such Vice President and Trust Officer, respectively, and the free act and voluntary deed of said corporation, for the uses and purposes therein expressed and mentioned.

     My Commission expires August 31, 1994.

     In Witness Whereof, I have hereunto set my hand and notarial seal this 6th day of October, 1993.


                               /s/ James M. Foley
                              James M. Foley
                              Notary Public, State of New York
                                  No. 31-6348400
                              Qualified in New York County
[Seal]





State of New York   }
County of New York, }  ss:

     I, James M. Foley, a Notary Public of, in and for the said County of New York, do certify that W. B. Dodge, who signed the writing above and hereto annexed bearing date as of the 1st day of October, 1993, for CHEMICAL BANK, a corporation, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

     Given under my hand and official notarial seal this 6th day of October, 1993.

     My Commission expires August 31, 1994.


                               /s/ James M. Foley
                              James M. Foley
                               Notary Public, State of New York
                                  No. 31-6348400
                              Qualified in New York County
[Seal]




                           SCHEDULE I

                       OHIO POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 6.00%
                   SERIES DUE NOVEMBER 1, 2003


Bond No.
Original Issue Date:  October 13, 1993
Principal Amount:
Semi-annual Interest Payment Dates:  April 1 and October 1
Record Dates:  March 20 and September 20
CUSIP No:  67741M AM6


          OHIO POWER COMPANY, a corporation of the State of Ohio (hereinafter called the "Company"), for value received, hereby promises to pay to ____________, or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on April 1 and October 1 of each year (commencing April 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

          This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of October 1, 1938, executed by the Company to CENTRAL HANOVER BANK AND TRUST COMPANY (now CHEMICAL BANK), as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote, or written consent, of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder of a lien upon such property or reduce the above percentage.

          As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.00% Series due November 1, 2003" (herein called "bonds of the 48th Series") created by an Indenture Supplemental to Mortgage and Deed of Trust dated as of October 1, 1993 (the "Fourth 1993 Supplemental Indenture"), as provided for in said Mortgage.

          The interest payable on any April 1 or October 1 (other than interest payable upon redemption) will, subject to certain exceptions provided in said Fourth 1993 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the March 20 or September 20, as the case may be, next preceding such interest payment date, or, if such March 20 or September 20 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the 48th Series are authorized or required by law, regulation or executive order to remain closed.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

          The Company shall not be required to make transfers or exchanges of bonds of the 48th Series for a period of eleven days next preceding any interest payment date, or next preceding any selection of bonds of the 48th Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the 48th Series designated for redemption in whole or in part.

          Any or all of the bonds of the 48th Series may be redeemed by the Company on or after November 1, 1998, at its option, or by the operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than 30 but not more than 90 days' previous notice given by mail to the registered holders of the bonds to be redeemed, all as provided in the Mortgage (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II and/or Part II(a) of
Section 20 of the Mortgage and otherwise than by use of proceeds of released property or the proceeds of insurance, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II and/or Part II(a) of Section 20 of the Mortgage or by the use of proceeds of released property or the proceeds of insurance, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

          The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

          This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

          This bond shall not become valid or obligatory for any purpose until CHEMICAL BANK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

          In Witness Whereof, Ohio Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.


Dated:                                 OHIO POWER COMPANY


                                       By________________________
                                             Vice President

(SEAL)



                                       Attest:___________________
                                              Assistant Secretary




TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

CHEMICAL BANK, as Trustee,



By______________________________
       Authorized Officer




                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                6.00% SERIES DUE NOVEMBER 1, 2003


          (If redeemed during the
          twelve months beginning            Regular
                November 1)                  Redemption
                    Year                     Price

                    1998                     101.72%
                    1999                     100.86
                    2000                     100.00
                    2001                     100.00
                    2002                     100.00




          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.




                           SCHEDULE II

                       OHIO POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 7.10%
                   SERIES DUE NOVEMBER 1, 2023


Bond No.
Original Issue Date:  October 13, 1993
Principal Amount:
Semi-annual Interest Payment Dates:  April 1 and October 1
Record Dates:  March 20 and September 20
CUSIP No:  67741M AN4


          OHIO POWER COMPANY, a corporation of the State of Ohio (hereinafter called the "Company"), for value received, hereby promises to pay to ____________, or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on April 1 and October 1 of each year (commencing April 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

          This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of October 1, 1938, executed by the Company to CENTRAL HANOVER BANK AND TRUST COMPANY (now CHEMICAL BANK), as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote, or written consent, of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder of a lien upon such property or reduce the above percentage.

          As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.10% Series due November 1, 2023" (herein called "bonds of the 49th Series") created by an Indenture Supplemental to Mortgage and Deed of Trust dated as of October 1, 1993 (the "Fourth 1993 Supplemental Indenture"), as provided for in said Mortgage.

          The interest payable on any April 1 or October 1 (other than interest payable upon redemption) will, subject to certain exceptions provided in said Fourth 1993 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the March 20 or September 20, as the case may be, next preceding such interest payment date, or, if such March 20 or September 20 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the 49th Series are authorized or required by law, regulation or executive order to remain closed.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

          The Company shall not be required to make transfers or exchanges of bonds of the 49th Series for a period of eleven days next preceding any interest payment date, or next preceding any selection of bonds of the 49th Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the 49th Series designated for redemption in whole or in part.

          Any or all of the bonds of the 49th Series may be redeemed by the Company on or after November 1, 2003, at its option, or by the operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than 30 but not more than 90 days' previous notice given by mail to the registered holders of the bonds to be redeemed, all as provided in the Mortgage (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II and/or Part II(a) of
Section 20 of the Mortgage and otherwise than by use of proceeds of released property or the proceeds of insurance, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II and/or Part II(a) of Section 20 of the Mortgage or by the use of proceeds of released property or the proceeds of insurance, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

          The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

          This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

          This bond shall not become valid or obligatory for any purpose until CHEMICAL BANK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

          In Witness Whereof, Ohio Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.


Dated:                                 OHIO POWER COMPANY


                                       By________________________
                                             Vice President

(SEAL)



                                       Attest:___________________
                                              Assistant Secretary




TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

CHEMICAL BANK, as Trustee,



By______________________________
       Authorized Officer





                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                7.10% SERIES DUE NOVEMBER 1, 2023


          (If redeemed during the
          twelve months beginning            Regular
                November 1)                  Redemption
                    Year                     Price

                    2003                     103.55%
                    2004                     103.20
                    2005                     102.84
                    2006                     102.49
                    2007                     102.13
                    2008                     101.78
                    2009                     101.42
                    2010                     101.07
                    2011                     100.71
                    2012                     100.36
                    2013                     100.00
                    2014                     100.00
                    2015                     100.00
                    2016                     100.00
                    2017                     100.00
                    2018                     100.00
                    2019                     100.00
                    2020                     100.00
                    2021                     100.00
                    2022                     100.00




          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.

                     Indenture Supplemental

                               TO

                   Mortgage and Deed of Trust
                  (Dated as of October 1, 1938)

                           Executed by

                       OHIO POWER COMPANY

                               TO

                         CHEMICAL BANK,
                                               As Trustee







                  Dated as of November 1, 1993


                $50,000,000 First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                6.15% Series due December 1, 2003




                       TABLE OF CONTENTS
                                                             Page

Parties                                                         1
Recitals                                                        1
  Execution of Original Indenture                               1
  Termination of Individual Trustee                             2
  Acquisition of property rights and property                   2
  Provision for issuance of bonds in one or more series         3
  Issuance of First Mortgage Bonds                              3
  Creation of new First Mortgage Bonds of the 50th Series       4
  Compliance with legal requirements                            4
  Granting Clauses                                              4
  Appurtenances, etc.                                           5
  Habendum                                                      6
  Grant in Trust                                                6


Sec. 1.   Supplement to Original Indenture by addition          7
            of new Section 20XX thereto

Sec. 2.   Supplement to Original Indenture by addition         10
            of new Article IIIAAAC thereto

Sec. 3.   Provision for record date for meetings of            10
            bondholders

Sec. 4.   Original Indenture and the Fifth 1993
            Supplemental Indenture same instrument             10

Sec. 5.   Limitation of rights                                 10

Sec. 6.   Execution of Counterparts                            11

Testimonium                                                    11

Signatures and Seals                                           11

Acknowledgments                                                13

Schedule I                                                    I-1




     SUPPLEMENTAL INDENTURE, dated as of the 1st day of November, 1993, made and entered into by and between Ohio Power Company, a corporation of the State of Ohio, the corporate title of which was, prior to July 16, 1954, The Ohio Power Company (hereinafter sometimes called the Company), party of the first part, and Chemical Bank, a corporation of the State of New York having its principal office in the County of New York, State of New York, successor by merger to Manufacturers Hanover Trust Company, successor by merger to The Hanover Bank, the corporate title of which was, prior to June 30, 1951, Central Hanover Bank and Trust Company (hereinafter sometimes called the Corporate Trustee or Trustee), as Trustee, party of the second part;

     Whereas, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated as of October 1, 1938, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1941, a Supplemental Mortgage and Deed of Trust, dated as of April 1, 1944, a Supplemental Mortgage and Deed of Trust, dated as of April 1, 1947, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1948, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1951, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1953, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1954, a Supplemental Mortgage and Deed of Trust, dated as of February 1, 1955, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1955, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1956, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1957, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1959, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1965, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1966, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1967, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1968, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1969, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1969, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1970, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1971, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1971, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1972, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1972, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1973, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1974, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1974, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1975, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1976, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1976, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1977, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1978, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1979, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1982, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1983, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 1, 1983, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1988, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1990, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1993 and an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1993 (which Mortgage and Deed of Trust, as amended and supplemented by said Indentures Supplemental to Mortgage and Deed of Trust, is hereinafter called the Original Indenture), to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Original Indenture has conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Original Indenture; and

     Whereas, effective April 13, 1988, pursuant to Section 106A of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title and interest in and to the trust estate, and without appointment of a new trustee as successor to said Individual Trustee, all the right, title and powers of the Trustees thereupon devolved upon the Corporate Trustee and its successors alone; and

     Whereas, in addition to the property described in the Original Indenture, the Company has acquired certain property rights and property hereinafter described and has covenanted in Section 42 of the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to make subject to the lien thereof any property thereafter acquired and intended to be subject to such lien; and

     Whereas, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate of interest, the date or dates of maturity, the dates for the payment of interest, the terms of optional redemption and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture, bonds of currently outstanding series entitled and designated as hereinafter set forth, in the respective aggregate principal amounts indicated:

                                                       Principal
               Series                                   Amount

First Mortgage Bonds, 5% Series due 1996             $ 50,000,000
First Mortgage Bonds, 6-1/2% Series due 1997           50,000,000
First Mortgage Bonds, 6-3/4% Series due 1998           60,000,000
First Mortgage Bonds, 7-3/4% Series due 1999           70,000,000
First Mortgage Bonds, 7-5/8% Series due 2002           25,000,000
First Mortgage Bonds, 7-3/4% Series due 2002           25,000,000
First Mortgage Bonds, 8-3/8% Series due 2003           40,000,000
First Mortgage Bonds, 9-7/8% Series due 2020           50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 9.625% Series due June 1, 2021        50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.10% Series due February 15, 2002 50,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.80% Series due February 10, 2022 50,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.25% Series due March 15, 2002       50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.75% Series due June 1, 2022         50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.75% Series due April 1, 2003        40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.75% Series due April 1, 2023        40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.875% Series due June 1, 2003        40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.85% Series due June 1, 2023         40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.55% Series due October 1, 2003 40,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.375% Series due October 1, 2023 40,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.00% Series due November 1, 2003 25,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.10% Series due November 1, 2023     25,000,000
and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.15% Series due December 1, 2003" (hereinafter sometimes referred to as the "bonds of the 50th Series"); and

     Whereas, each of the bonds of the 50th Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "Fifth 1993 Supplemental Indenture"); and

     Whereas, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and

     Whereas, all conditions and requirements necessary to make this Fifth 1993 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

     Now, therefore, this Indenture Witnesseth:

     That Ohio Power Company, in consideration of the premises and of the purchase and acceptance of the bonds by the holders thereof and of the sum of One Dollar ($1) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, receipt whereof is hereby acknowledged, and in order to secure the payment both of the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this Fifth 1993 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this Fifth 1993 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has bargained, granted, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth bargain, grant, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Chemical Bank, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all of the property and interests in property, including all the electric generating plants of the Company, all the electric transmission lines of the Company and related equipment, all electric distribution systems and related equipment, all electric substations, switching stations and sites, all office buildings, service buildings, garages, and related facilities, all facilities for the handling and storage of fuel including coal handling and related facilities, and all other real property of the Company and all interests therein of every nature and description (except such property as is hereinafter expressly excepted from the lien and operation of this Fifth 1993 Supplemental Indenture) constructed or otherwise acquired by the Company and not heretofore described in the Original Indenture and not heretofore released from the lien of the Original Indenture, together with all and singular tenements, hereditaments and appurtenances, whatsoever belonging or in any wise appertaining to the aforesaid property or a part thereof; and the reversion and reversions, remainder and remainders, and (subject to the provisions of Section 57 of the Original Indenture) the incomes, rents, issues and profits thereof, and of every part and parcel thereof; and all of the estate, right, title, interest, property, claim and demand of every nature and kind whatsoever of the Company at law, in equity or otherwise howsoever, of, in and to the same and every part and parcel thereof.

     Also, the Company's interest in any other property, real, personal and mixed (except such property as is hereinafter expressly excepted from the lien and operation of this Fifth 1993 Supplemental Indenture) of whatsoever kind and character and all appurtenances thereto, including (but without limiting the generality of the foregoing) all and singular its corporate, municipal and other franchises, permits, ordinances, consents, privileges, immunities and licenses of every kind, description and character.

     It is hereby agreed by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinafter expressly excepted) shall be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

     Provided that the following are not and are not intended to be bargained, granted, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this Fifth 1993 Supplemental Indenture, viz.: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not hereinafter or in the Original Indenture specifically pledged, or deposited or delivered hereunder or thereunder, or hereinafter or therein covenanted so to be;
(2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) all judgments, accounts and choses in action, the proceeds of which the Company is not obligated as hereinafter provided or as provided in the Original Indenture to deposit with the Trustee hereunder or thereunder, and all contracts, leases and operating agreements not hereinafter specifically pledged, or deposited or delivered hereunder or under the Original Indenture, or hereinafter or in the Original Indenture covenanted so to be; and (4) all electric energy and other material or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and this Fifth 1993 Supplemental Indenture in the above subdivisions (2) and
(3) shall (to the extent permitted by law) cease to be so excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Original Indenture, by reason of the occurrence of a completed default, as defined in said
Article XII.

     To have and to hold all such properties, real, personal and mixed, bargained, granted, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust.

     Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances", in so far as the same may attach to any of the property embraced herein.

     In trust nevertheless, upon the terms and trusts in the Original Indenture and in this Fifth 1993 Supplemental Indenture set forth, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, or any of them, in accordance with the terms of the Original Indenture and of this Fifth 1993 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any others thereof by reason of priority in the time of issue or negotiation thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this Fifth 1993 Supplemental Indenture.

     And this Indenture further Witnesseth:

     That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, as follows:

     Section 1. The Original Indenture is hereby supplemented by adding immediately after Section 20WW, a new Section 20XX, as follows:

          Section 20XX. The Company hereby creates a fiftieth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.15% Series due December 1, 2003" (herein called bonds of the 50th Series). The form of the bonds of the 50th Series shall be substantially as set forth in Schedule I to the Fifth 1993 Supplemental Indenture.

          Bonds of the 50th Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the 50th Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of April and October of each year (commencing April 1, 1994) and on their maturity date.

          The person in whose name any bond of the 50th Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 50th Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the 50th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 50th Series shall be the registered holders of such bonds of the 50th Series (or any bond or bonds issued, directly or after intermediate transactions upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this
     Section 20XX, and in the form of the bonds of the 50th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) applicable to the bonds of the 50th Series, shall mean the March 20 next preceding an April 1 interest payment date or the September 20 next preceding an October 1 interest payment date, as the case may be, or, if such March 20 or September 20 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 50th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 50th Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the 50th Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 50th Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 50th Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 50th Series (the "Original Issue Date"), or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date (other than interest payable upon redemption) and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the April 1 or October 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the 50th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 50th Series.

          The Bonds of the 50th Series are redeemable in accordance with Article X of this Indenture and as further set forth in the form of the bond contained in Schedule I to the Fifth 1993 Supplemental Indenture.

          The Company shall not be required to make transfers or exchanges of the bonds of the 50th Series for a period of eleven days next preceding any selection of bonds of the 50th Series to be redeemed or to make transfers or exchanges of any bonds of the 50th Series designated in whole or in part for redemption. Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 50th Series for a period of eleven days next preceding any interest payment date.

          Registered bonds of the 50th Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the 50th Series may be exchanged for a like aggregate principal amount of registered bonds of the 50th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may designate.

     Section 2. The Original Indenture is hereby supplemented by adding thereto the following new Article IIIAAAC, to be added after
Article IIIAAAB of the Original Indenture:

                         ARTICLE IIIAAAC

          Initial Issuance of Bonds of the 50th Series.

     Section 21AAAC. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 50th Series in an aggregate principal amount not exceeding $50,000,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing or recording of the Fifth 1993 Supplemental Indenture except to the extent required by subdivision
(9) of Section 28 of this Indenture).

     Section 3. At any meeting of bondholders held as provided for in Article XVIII of the Original Indenture at which holders of bonds of the 50th Series are entitled to vote, all holders of bonds of the 50th Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondholders of the 50th Series shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of holders of bonds of the 50th Series entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the 50th Series at the meeting, shall be entitled to receive notice of such meeting.

     Section 4. As supplemented by this Fifth 1993 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Fifth 1993 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the 50th Series are the original debt secured by this Fifth 1993 Supplemental Indenture and the Original Indenture, and this Fifth 1993 Supplemental Indenture and the Original Indenture shall be, and be deemed to be, the original lien instrument securing the bonds of the 50th Series.

     Section 5. Nothing in this Fifth 1993 Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than the holders of bonds issued under the Original Indenture and this Fifth 1993 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provisions of the Original Indenture or of this Fifth 1993 Supplemental Indenture.

     Section 6. This Fifth 1993 Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, Ohio Power Company, party of the first part, has caused this instrument to be signed in its name and behalf by its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and Chemical Bank, the party hereto of the second part, in token of its acceptance of the trust hereby created, has caused this instrument to be signed in its name and behalf by a Vice President, and its corporate seal to be hereunto affixed and attested by a Trust Officer. Executed and delivered in The City of New York, New York, as of the day and year first above written.

                              Ohio Power Company
[Seal]

                               /s/ B. M. Barber
                                (B. M. Barber)
Attest:                       Assistant Treasurer


           /s/ Jeffrey D. Cross
          (Jeffrey D. Cross)
          Assistant Secretary

Signed, sealed, acknowledged and delivered by Ohio Power Company in the presence of:


           /s/ A. A. Pena
            (A. A. Pena)


          /s/ John M. Adams, Jr.
           (John M. Adams, Jr.)


[Seal]
                              Chemical Bank


                               /s/ W. B. Dodge
                                (W. B. Dodge)
                                 Vice President
Attest:


   /s/ Andrew M. Deck
   (Andrew M. Deck)
    Trust Officer

Signed, sealed, acknowledged and delivered by Chemical Bank in the presence of:


   /s/ Bruce Zydel
   (Bruce Zydel)


  /s/ Philip G. Thorogood
  (Philip G. Thorogood)


               This instrument was prepared by JEFFREY D. CROSS, 1 Riverside Plaza, Columbus, Ohio 43215




State of New York   }
County of New York  }   ss:


     On this 3rd day of November, 1993, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. BARBER and JEFFREY D. CROSS, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of OHIO POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

     In Witness Whereof, I have hereunto set my hand and notarial seal this 3rd day of November, 1993.



                               /s/ Patricia M. Carillo
                                    Patricia M. Carillo
                              Notary Public, State of New York
                              No. 41-4747732
                              Qualified in Queens County
                              Certificate filed in New York County
                              Commission expires May 31, 1995

[SEAL]




State of New York   }
County of New York, }  ss:

     Be it remembered, that on this 4th day of November, 1993, personally appeared before me the undersigned, a Notary Public within and for said County and State, CHEMICAL BANK, one of the corporations named in and which executed the foregoing instrument, by W. B. Dodge, one of its Vice Presidents, and by Andrew M. Deck, one of its Trust Officers, to me known and known by me to be such Vice President and Trust Officer, respectively, who severally duly acknowledged the signing and sealing of the foregoing instrument to be their free act and voluntary deed, and the free act and voluntary deed of each of them as such Vice President and Trust Officer, respectively, and the free act and voluntary deed of said corporation, for the uses and purposes therein expressed and mentioned.

     My Commission expires August 31, 1994.

     In Witness Whereof, I have hereunto set my hand and notarial seal this 4th day of November, 1993.


                               /s/ James Foley
                              James Foley
                              Notary Public, State of New York
                                  No. 31-6348400
                              Qualified in New York County
[Seal]




State of New York   }
County of New York, }  ss:

     I, James Foley, a Notary Public of, in and for the said County of New York, do certify that W. B. Dodge, who signed the writing above and hereto annexed bearing date as of the 1st day of November, 1993, for CHEMICAL BANK, a corporation, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

     Given under my hand and official notarial seal this 4th day of November, 1993.

     My Commission expires August 31, 1994.


                               /s/ James Foley
                              James Foley
                               Notary Public, State of New York
                                  No. 31-6348400
                              Qualified in New York County
[Seal]




                           SCHEDULE I

                       OHIO POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 6.15%
                   SERIES DUE DECEMBER 1, 2003


Bond No.
Original Issue Date:  November 10, 1993
Principal Amount:
Semi-annual Interest Payment Dates:  April 1 and October 1
Record Dates:  March 20 and September 20
CUSIP No:  67741M AP9


          OHIO POWER COMPANY, a corporation of the State of Ohio (hereinafter called the "Company"), for value received, hereby promises to pay to ____________, or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on April 1 and October 1 of each year (commencing April 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

          This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of October 1, 1938, executed by the Company to CENTRAL HANOVER BANK AND TRUST COMPANY (now CHEMICAL BANK), as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote, or written consent, of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder of a lien upon such property or reduce the above percentage.

          As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.15% Series due December 1, 2003" (herein called "bonds of the 50th Series") created by an Indenture Supplemental to Mortgage and Deed of Trust dated as of November 1, 1993 (the "Fifth 1993 Supplemental Indenture"), as provided for in said Mortgage.

          The interest payable on any April 1 or October 1 (other than interest payable upon redemption) will, subject to certain exceptions provided in said Fifth 1993 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the March 20 or September 20, as the case may be, next preceding such interest payment date, or, if such March 20 or September 20 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the 50th Series are authorized or required by law, regulation or executive order to remain closed.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

          The Company shall not be required to make transfers or exchanges of bonds of the 50th Series for a period of eleven days next preceding any interest payment date, or next preceding any selection of bonds of the 50th Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the 50th Series designated for redemption in whole or in part.

          Any or all of the bonds of the 50th Series may be redeemed by the Company on or after December 1, 1998, at its option, or by the operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than 30 but not more than 90 days' previous notice given by mail to the registered holders of the bonds to be redeemed, all as provided in the Mortgage (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II and/or Part II(a) of
Section 20 of the Mortgage and otherwise than by use of proceeds of released property or the proceeds of insurance, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II and/or Part II(a) of Section 20 of the Mortgage or by the use of proceeds of released property or the proceeds of insurance, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

          The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

          This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

          This bond shall not become valid or obligatory for any purpose until CHEMICAL BANK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

          In Witness Whereof, Ohio Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.


Dated:                                 OHIO POWER COMPANY


                                       By________________________
                                             Vice President

(SEAL)



                                       Attest:___________________
                                              Assistant Secretary





TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

CHEMICAL BANK, as Trustee,



By______________________________
       Authorized Officer




                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                6.15% SERIES DUE DECEMBER 1, 2003


          (If redeemed during the
          twelve months beginning            Regular
                December 1)                  Redemption
                    Year                     Price

                    1998                     101.76%
                    1999                     100.88
                    2000                     100.00
                    2001                     100.00
                    2002                     100.00




          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.

                     Indenture Supplemental

                               TO

                   Mortgage and Deed of Trust
                  (Dated as of October 1, 1938)

                           Executed by

                       OHIO POWER COMPANY

                               TO

                         CHEMICAL BANK,
                                               As Trustee







                  Dated as of December 1, 1993


                $25,000,000 First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                 7.30% Series due April 1, 2024




                      TABLE OF CONTENTS
                                                             Page

Parties                                                         1
Recitals                                                        1
  Execution of Original Indenture                               1
  Termination of Individual Trustee                             2
  Acquisition of property rights and property                   2
  Provision for issuance of bonds in one or more series         3
  Issuance of First Mortgage Bonds                              3
  Creation of new First Mortgage Bonds of the 51st Series       4
  Compliance with legal requirements                            4
  Granting Clauses                                              4
  Appurtenances, etc.                                           5
  Habendum                                                      6
  Grant in Trust                                                6

Sec. 1.   Supplement to Original Indenture by addition          7
            of new Section 20YY thereto

Sec. 2.   Supplement to Original Indenture by addition         10
            of new Article IIIAAAD thereto

Sec. 3.   Provision for record date for meetings of            10
            bondholders

Sec. 4.   Original Indenture and the Sixth 1993
            Supplemental Indenture same instrument             10

Sec. 5.   Limitation of rights                                 10

Sec. 6.   Execution of Counterparts                            11

Testimonium                                                    11

Signatures and Seals                                           11

Acknowledgments                                                13

Schedule I                                                    I-1





     SUPPLEMENTAL INDENTURE, dated as of the 1st day of December, 1993, made and entered into by and between Ohio Power Company, a corporation of the State of Ohio, the corporate title of which was, prior to July 16, 1954, The Ohio Power Company (hereinafter sometimes called the Company), party of the first part, and Chemical Bank, a corporation of the State of New York having its principal office in the County of New York, State of New York, successor by merger to Manufacturers Hanover Trust Company, successor by merger to The Hanover Bank, the corporate title of which was, prior to June 30, 1951, Central Hanover Bank and Trust Company (hereinafter sometimes called the Corporate Trustee or Trustee), as Trustee, party of the second part;

     Whereas, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated as of October 1, 1938, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1941, a Supplemental Mortgage and Deed of Trust, dated as of April 1, 1944, a Supplemental Mortgage and Deed of Trust, dated as of April 1, 1947, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1948, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1951, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1953, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1954, a Supplemental Mortgage and Deed of Trust, dated as of February 1, 1955, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1955, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1956, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1957, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1959, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1965, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1966, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1967, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1968, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1969, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1969, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1970, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1971, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1971, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1972, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1972, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1973, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1974, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1974, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1975, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1976, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1976, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1977, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1978, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1979, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1982, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1983, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 1, 1983, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1988, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1990, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1993 and an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1993 (which Mortgage and Deed of Trust, as amended and supplemented by said Indentures Supplemental to Mortgage and Deed of Trust, is hereinafter called the Original Indenture), to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Original Indenture has conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Original Indenture; and

     Whereas, effective April 13, 1988, pursuant to Section 106A of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title and interest in and to the trust estate, and without appointment of a new trustee as successor to said Individual Trustee, all the right, title and powers of the Trustees thereupon devolved upon the Corporate Trustee and its successors alone; and

     Whereas, in addition to the property described in the Original Indenture, the Company has acquired certain property rights and property hereinafter described and has covenanted in Section 42 of the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to make subject to the lien thereof any property thereafter acquired and intended to be subject to such lien; and

     Whereas, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate of interest, the date or dates of maturity, the dates for the payment of interest, the terms of optional redemption and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture, bonds of currently outstanding series entitled and designated as hereinafter set forth, in the respective aggregate principal amounts indicated:

                                                       Principal
               Series                                   Amount

First Mortgage Bonds, 5% Series due 1996             $ 50,000,000
First Mortgage Bonds, 6-1/2% Series due 1997           50,000,000
First Mortgage Bonds, 6-3/4% Series due 1998           60,000,000
First Mortgage Bonds, 7-5/8% Series due 2002           25,000,000
First Mortgage Bonds, 7-3/4% Series due 2002           25,000,000
First Mortgage Bonds, 9-7/8% Series due 2020           50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 9.625% Series due June 1, 2021        50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.10% Series due February 15, 2002 50,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.80% Series due February 10, 2022 50,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.25% Series due March 15, 2002       50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 8.75% Series due June 1, 2022         50,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.75% Series due April 1, 2003        40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.75% Series due April 1, 2023        40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.875% Series due June 1, 2003        40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.85% Series due June 1, 2023         40,000,000
First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.55% Series due October 1, 2003 40,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.375% Series due October 1, 2023 40,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.00% Series due November 1, 2003 25,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 7.10% Series due November 1, 2023 25,000,000 First Mortgage Bonds, Designated Secured Medium
     Term Notes, 6.15% Series due December 1, 2003     50,000,000
and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.30% Series due April 1, 2024" (hereinafter sometimes referred to as the "bonds of the 51st Series"); and

     Whereas, each of the bonds of the 51st Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "Sixth 1993 Supplemental Indenture"); and

     Whereas, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and

     Whereas, all conditions and requirements necessary to make this Sixth 1993 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

     Now, therefore, this Indenture Witnesseth:

     That Ohio Power Company, in consideration of the premises and of the purchase and acceptance of the bonds by the holders thereof and of the sum of One Dollar ($1) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, receipt whereof is hereby acknowledged, and in order to secure the payment both of the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this Sixth 1993 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this Sixth 1993 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has bargained, granted, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth bargain, grant, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Chemical Bank, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all of the property and interests in property, including all the electric generating plants of the Company, all the electric transmission lines of the Company and related equipment, all electric distribution systems and related equipment, all electric substations, switching stations and sites, all office buildings, service buildings, garages, and related facilities, all facilities for the handling and storage of fuel including coal handling and related facilities, and all other real property of the Company and all interests therein of every nature and description (except such property as is hereinafter expressly excepted from the lien and operation of this Sixth 1993 Supplemental Indenture) constructed or otherwise acquired by the Company and not heretofore described in the Original Indenture and not heretofore released from the lien of the Original Indenture, together with all and singular tenements, hereditaments and appurtenances, whatsoever belonging or in any wise appertaining to the aforesaid property or a part thereof; and the reversion and reversions, remainder and remainders, and (subject to the provisions of Section 57 of the Original Indenture) the incomes, rents, issues and profits thereof, and of every part and parcel thereof; and all of the estate, right, title, interest, property, claim and demand of every nature and kind whatsoever of the Company at law, in equity or otherwise howsoever, of, in and to the same and every part and parcel thereof.

     Also, the Company's interest in any other property, real, personal and mixed (except such property as is hereinafter expressly excepted from the lien and operation of this Sixth 1993 Supplemental Indenture) of whatsoever kind and character and all appurtenances thereto, including (but without limiting the generality of the foregoing) all and singular its corporate, municipal and other franchises, permits, ordinances, consents, privileges, immunities and licenses of every kind, description and character.

     It is hereby agreed by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinafter expressly excepted) shall be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

     Provided that the following are not and are not intended to be bargained, granted, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this Sixth 1993 Supplemental Indenture, viz.: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not hereinafter or in the Original Indenture specifically pledged, or deposited or delivered hereunder or thereunder, or hereinafter or therein covenanted so to be;
(2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) all judgments, accounts and choses in action, the proceeds of which the Company is not obligated as hereinafter provided or as provided in the Original Indenture to deposit with the Trustee hereunder or thereunder, and all contracts, leases and operating agreements not hereinafter specifically pledged, or deposited or delivered hereunder or under the Original Indenture, or hereinafter or in the Original Indenture covenanted so to be; and (4) all electric energy and other material or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and this Sixth 1993 Supplemental Indenture in the above subdivisions (2) and
(3) shall (to the extent permitted by law) cease to be so excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Original Indenture, by reason of the occurrence of a completed default, as defined in said
Article XII.

     To have and to hold all such properties, real, personal and mixed, bargained, granted, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust.

     Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances", in so far as the same may attach to any of the property embraced herein.

     In trust nevertheless, upon the terms and trusts in the Original Indenture and in this Sixth 1993 Supplemental Indenture set forth, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, or any of them, in accordance with the terms of the Original Indenture and of this Sixth 1993 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any others thereof by reason of priority in the time of issue or negotiation thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this Sixth 1993 Supplemental Indenture.

     And this Indenture further Witnesseth:

     That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, as follows:

     Section 1. The Original Indenture is hereby supplemented by adding immediately after Section 20XX, a new Section 20YY, as follows:

          Section 20YY. The Company hereby creates a fifty-first series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.30% Series due April 1, 2024" (herein called bonds of the 51st Series). The form of the bonds of the 51st Series shall be substantially as set forth in Schedule I to the Sixth 1993 Supplemental Indenture.

          Bonds of the 51st Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the 51st Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of April and October of each year (commencing April 1, 1994) and on their maturity date.

          The person in whose name any bond of the 51st Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 51st Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the 51st Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 51st Series shall be the registered holders of such bonds of the 51st Series (or any bond or bonds issued, directly or after intermediate transactions upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this Section 20YY, and in the form of the bonds of the 51st Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) applicable to the bonds of the 51st Series, shall mean the March 20 next preceding an April 1 interest payment date or the September 20 next preceding an October 1 interest payment date, as the case may be, or, if such March 20 or September 20 is not a Business Day (as defined hereinbelow), the next preceding Business Day.
     The term "Business Day" with respect to any bond of the 51st Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 51st Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the 51st Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 51st Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the 51st Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the 51st Series (the "Original Issue Date"), or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the April 1 or October 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the 51st Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 51st Series.

          The Bonds of the 51st Series are redeemable in accordance with Article X of this Indenture and as further set forth in the form of the bond contained in Schedule I to the Sixth 1993 Supplemental Indenture.

          The Company shall not be required to make transfers or exchanges of the bonds of the 51st Series for a period of eleven days next preceding any selection of bonds of the 51st Series to be redeemed or to make transfers or exchanges of any bonds of the 51st Series designated in whole or in part for redemption. Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 51st Series for a period of eleven days next preceding any interest payment date.

          Registered bonds of the 51st Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the 51st Series may be exchanged for a like aggregate principal amount of registered bonds of the 51st Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may designate.

     Section 2. The Original Indenture is hereby supplemented by adding thereto the following new Article IIIAAAD, to be added after
Article IIIAAAC of the Original Indenture:

                         ARTICLE IIIAAAD

          Initial Issuance of Bonds of the 51st Series.

     Section 21AAAD. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 51st Series in an aggregate principal amount not exceeding $25,000,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing or recording of the Sixth 1993 Supplemental Indenture except to the extent required by subdivision
(9) of Section 28 of this Indenture).

     Section 3. At any meeting of bondholders held as provided for in Article XVIII of the Original Indenture at which holders of bonds of the 51st Series are entitled to vote, all holders of bonds of the 51st Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondholders of the 51st Series shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of holders of bonds of the 51st Series entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the 51st Series at the meeting, shall be entitled to receive notice of such meeting.

     Section 4. As supplemented by this Sixth 1993 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Sixth 1993 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the 51st Series are the original debt secured by this Sixth 1993 Supplemental Indenture and the Original Indenture, and this Sixth 1993 Supplemental Indenture and the Original Indenture shall be, and be deemed to be, the original lien instrument securing the bonds of the 51st Series.

     Section 5. Nothing in this Sixth 1993 Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than the holders of bonds issued under the Original Indenture and this Sixth 1993 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provisions of the Original Indenture or of this Sixth 1993 Supplemental Indenture.

     Section 6. This Sixth 1993 Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, Ohio Power Company, party of the first part, has caused this instrument to be signed in its name and behalf by its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and Chemical Bank, the party hereto of the second part, in token of its acceptance of the trust hereby created, has caused this instrument to be signed in its name and behalf by a Vice President, and its corporate seal to be hereunto affixed and attested by a Trust Officer. Executed and delivered in The City of New York, New York, as of the day and year first above written.

                              Ohio Power Company
[Seal]

                               /s/ B. M. Barber
                                (B. M. Barber)
Attest:                       Assistant Treasurer


           /s/ Jeffrey D. Cross
          (Jeffrey D. Cross)
          Assistant Secretary

Signed, sealed, acknowledged and delivered by Ohio Power Company in the presence of:


           /s/ A. A. Pena
            (A. A. Pena)


          /s/ John M. Adams, Jr.
           (John M. Adams, Jr.)


[Seal]
                              Chemical Bank



                               /s/ W. B. Dodge
                                (W. B. Dodge)
                                 Vice President
Attest:


   /s/ Andrew M. Deck
   (Andrew M. Deck)
    Trust Officer

Signed, sealed, acknowledged and delivered by Chemical Bank in the presence of:


   /s/ Bruce Zydel
   (Bruce Zydel)


  /s/ Philip G. Thorogood
  (Philip G. Thorogood)


               This instrument was prepared by JEFFREY D. CROSS, 1 Riverside Plaza, Columbus, Ohio 43215




State of Ohio       }
County of Franklin  }   ss:


     On this 14th day of December, 1993, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. BARBER and JEFFREY D. CROSS, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of OHIO POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

     In Witness Whereof, I have hereunto set my hand and notarial seal this 14th day of December, 1993.



                               /s/ Mary M. Soltesz
                                    Mary M. Soltesz
                              Notary Public, State of Ohio
                              My Commission expires July 13, 1994

[SEAL]





State of New York   }
County of New York, }  ss:

     Be it remembered, that on this 14th day of December, 1993, personally appeared before me the undersigned, a Notary Public within and for said County and State, CHEMICAL BANK, one of the corporations named in and which executed the foregoing instrument, by W. B. Dodge, one of its Vice Presidents, and by Andrew M. Deck, one of its Trust Officers, to me known and known by me to be such Vice President and Trust Officer, respectively, who severally duly acknowledged the signing and sealing of the foregoing instrument to be their free act and voluntary deed, and the free act and voluntary deed of each of them as such Vice President and Trust Officer, respectively, and the free act and voluntary deed of said corporation, for the uses and purposes therein expressed and mentioned.

     My Commission expires August 31, 1994.

     In Witness Whereof, I have hereunto set my hand and notarial seal this 14th day of December, 1993.


                               /s/ James Foley
                              James Foley
                              Notary Public, State of New York
                                  No. 31-6348400
                              Qualified in New York County
[Seal]




State of New York   }
County of New York, }  ss:

     I, James Foley, a Notary Public of, in and for the said County of New York, do certify that W. B. Dodge, who signed the writing above and hereto annexed bearing date as of the 1st day of December, 1993, for CHEMICAL BANK, a corporation, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

     Given under my hand and official notarial seal this 14th day of December, 1993.

     My Commission expires August 31, 1994.


                               /s/ James Foley
                              James Foley
                               Notary Public, State of New York
                                  No. 31-6348400
                              Qualified in New York County
[Seal]




                           SCHEDULE I

                       OHIO POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 7.30%
                    SERIES DUE APRIL 1, 2024


Bond No.
Original Issue Date:  December 22, 1993
Principal Amount:
Semi-annual Interest Payment Dates:  April 1 and October 1
Record Dates:  March 20 and September 20
CUSIP No:  67741M AQ7


          OHIO POWER COMPANY, a corporation of the State of Ohio (hereinafter called the "Company"), for value received, hereby promises to pay to ____________, or registered assigns, the Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on April 1 and October 1 of each year (commencing April 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

          This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of October 1, 1938, executed by the Company to CENTRAL HANOVER BANK AND TRUST COMPANY (now CHEMICAL BANK), as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote, or written consent, of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder of a lien upon such property or reduce the above percentage.

          As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.30% Series due April 1, 2024" (herein called "bonds of the 51st Series") created by an Indenture Supplemental to Mortgage and Deed of Trust dated as of December 1, 1993 (the "Sixth 1993 Supplemental Indenture"), as provided for in said Mortgage.

          The interest payable on any April 1 or October 1 (other than interest payable upon redemption or maturity) will, subject to certain exceptions provided in said Sixth 1993 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the March 20 or September 20, as the case may be, next preceding such interest payment date, or, if such March 20 or September 20 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the 51st Series are authorized or required by law, regulation or executive order to remain closed.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

          The Company shall not be required to make transfers or exchanges of bonds of the 51st Series for a period of eleven days next preceding any interest payment date, or next preceding any selection of bonds of the 51st Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the 51st Series designated for redemption in whole or in part.

          Any or all of the bonds of the 51st Series may be redeemed by the Company on or after April 1, 2004, at its option, or by the operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than 30 but not more than 90 days' previous notice given by mail to the registered holders of the bonds to be redeemed, all as provided in the Mortgage (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II and/or Part II(a) of
Section 20 of the Mortgage and otherwise than by use of proceeds of released property or the proceeds of insurance, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement provisions contained in Part II and/or Part II(a) of Section 20 of the Mortgage or by the use of proceeds of released property or the proceeds of insurance, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

          The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

          This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

          No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

          This bond shall not become valid or obligatory for any purpose until CHEMICAL BANK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

          In Witness Whereof, Ohio Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.


Dated:                                 OHIO POWER COMPANY


                                       By________________________
                                             Vice President

(SEAL)



                                       Attest:___________________
                                              Assistant Secretary





TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

CHEMICAL BANK, as Trustee,



By______________________________
       Authorized Officer




                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                 7.30% SERIES DUE APRIL 1, 2024


          (If redeemed during the
          twelve months beginning            Regular
                  April 1)                   Redemption
                    Year                     Price

                    2004                     103.65%
                    2005                     103.29
                    2006                     102.92
                    2007                     102.56
                    2008                     102.19
                    2009                     101.83
                    2010                     101.46
                    2011                     101.10
                    2012                     100.73
                    2013                     100.37
                    2014                     100.00
                    2015                     100.00
                    2016                     100.00
                    2017                     100.00
                    2018                     100.00
                    2019                     100.00
                    2020                     100.00
                    2021                     100.00
                    2022                     100.00
                    2023                     100.00




          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.